--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
THE MEXICO FUND, INC.
HIGHLIGHTS
 . The Fund's 1995 fiscal year ended October 31, 1995.

 . The Fund's transferable rights offering was concluded successfully on October
  31, 1995.

 . Total net proceeds to the Fund from the offering, before payment of expenses, amounted to approximately $134.9 million, increasing the Fund's net assets to approximately $685.9 million at the end of this fiscal year.

 . The Fund's net asset value (NAV) and price per share closed this fiscal year at $13.80 and $12.25, respectively, reflecting a discount of 11% on the New York Stock Exchange (NYSE). The total volume of shares traded during this year, on all US consolidated markets, amounted to 117.6 million.

 . On October 29, 1995, the Alianza para la Recuperacion Economica, or Alliance for Economic Recovery (ARE), was signed by the Federal government, Banco de Mexico (Central Bank) and the labor, agricultural and private sectors.

 . During the first ten months of 1995, Mexico registered a positive trade bal-ance of $6 billion, as compared with a deficit of $15 billion during the same period of 1994.

 . The Mexican Gross Domestic Product (GDP) declined 9.6% during the third quar-ter of calendar 1995, as compared with the same period of 1994.

 . Mexico's inflation rate during October 1995 was 2.1%, or 45.7% for the last twelve months.

 . Interest rates for the 28-day Cetes (Treasury Bills) have increased from 38.6% at the end of July, to levels of approximately 43.4% at the end of this fiscal year.

 . The value of the Mexican Peso against the US Dollar decreased during this last fiscal quarter, from N$6.110 per $1, to N$7.143 per $1.

 . During this 1995 fiscal year, the Bolsa index in US dollar terms declined
  57%, while the Fund's NAV and price per share decreased 56% and 58%, respectively.

 . A dividend of 2.930 cents per share is payable on January 31, 1996, to share-holders of record on December 28, 1995.

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THE MEXICO FUND, INC.
TO OUR SHAREHOLDERS:
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
RIGHTS OFFERING

 We informed you in our last Quarterly Report that the Fund's Board of Direc-tors announced a transferable rights offering to its shareholders. As men-tioned in various press releases and other communications to you, the Fund proceeded with the rights offering upon the determination by the Board of Di-rectors that it was in the best interests of the Fund and its shareholders to increase the assets available for investment. In this way, the Fund will be able to more fully take advantage of investment opportunities, given the cur-rently depressed prices of Mexican equity securities.

 A total of 37,286,930 transferable rights were issued to shareholders or rec-ord as of the close of business on October 13, 1995. These rights entitled shareholders to subscribe for an aggregate of 12,428,977 new shares, at the rate of one share for every three rights held. The subscription price for shares offered by the Fund in the rights offering was $11.25 per share. Net proceeds of the offering, before payment of expenses, amounted to approxi-mately $134.9 million.

 Holders of record who fully exercised their rights in the primary subscrip-tion period, that expired on October 31, 1995, were entitled to participate in an "over-subscription privilege" for shares not subscribed for in the primary subscription. Rights issued by the Fund traded on the NYSE under the symbol MXF-RT, as securities independent of the Fund's shares, and their price ranged from $ 1/16 to $ 13/16, closing at $ 5/16. A total of 12.9 million rights were traded during the subscription period.

 Approximately 85.6% of shares offered were subscribed for in the primary sub-scription, and the Fund received over-subscription requests for approximately 43.2% of the total shares. At the close of market on October 31, 1995, the Fund included net proceeds from the offering, after payment of expenses, in its calculation of the net asset value.

 Market prices and NAVs per share for periods prior to the rights offering must be adjusted for comparison purposes. Prices before October 13, 1995 must be multiplied by 0.9344, and NAVs before October 31, 1995, must be multiplied by 0.9324.

 After receipt by the Fund of the net proceeds of the rights offering, the percentage of the Fund's portfolio invested in Mexican equity securities de-clined to approximately 77.3% The new total number of outstanding shares is 49,715,907. The Fund is proceeding to invest these new assets in the equity market in an orderly and progressive way, as described in the Fund's Prospec-tus.

ECONOMIC COMMENTS

 The performance of the Mexican economy continues being negatively impacted by the adverse consequences of the devaluation of the Peso that has occurred since December 1994. The economy still registers low levels of activity. Dur-ing the third quarter of calendar 1995, the country's GDP declined 9.6% versus the same period of calendar 1994.

 As a result of the volatility of Mexican financial markets in the recent months, the value of the Peso against the US Dollar declined from N$6.110 per $1 at the end of July 1995, to N$7.143 per $1 at the end of this fiscal year. As a consequence, interest rates for the 28-day Cetes increased from 38.6% to 43.4% during the same three-month period. Inflation rates, measured by the Consumer Price Index (CPI) calculated by Banco de Mexico, increased 2.1% dur-ing October 1995, or 45.7% during the last twelve months.

 To respond to the negative performance of these economic indicators, on Octo-ber 29, 1995,

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
the Federal government, Banco de Mexico and the labor, agricultural and pri-vate sectors agreed to sign the ARE, which will be effective from November 1, 1995 through December 31, 1996. Under the ARE, the economic recovery will be based on an increase of private investment and consumption, sustained export growth and expansion of public investment. The main components of the ARE in-clude a total minimum wage increase of 21%, an increase in prices of energy products made by the Mexican government by approximately 29%, and the intro-duction of some corporate fiscal incentives related to additional investments and job creation. The ARE also provides for some other incentives to stimulate the activity of the automotive industry.

 According to information published by Banco de Mexico, during the third quar-ter of 1995, Mexico had a current account surplus of $502 million, compared with a deficit of $7.6 billion during the same period of 1994. For the first nine months of 1995, Mexico's current account registered a deficit of $199 million, compared to a deficit of $21.3 billion over the same period of 1994. During the first ten months of 1995, and compared with the same period of last year, exports have increased 34% to $66 billion, while imports have declined 8% to $60 billion, resulting in a positive trade balance of $6 billion, as compared with a deficit of $15 billion during the same period of 1994.


THE BOLSA AND THE FUND PERFORMANCE

 The price performance of shares of companies listed on the Mexican Bolsa con-tinued to be negatively impacted by the current economic environment of high interest rates and volatility of the currency market. This negative perfor-mance of the Bolsa has resulted in attractive investment opportunities for the Fund, given the currently depressed prices of Mexican equity securities and the availability of Fund resources after the transferable rights offering. As previously mentioned, the Fund has already started to invest these new re-sources in an orderly and progressive way.

 During the last quarter of fiscal 1995, the Bolsa index declined 17% in US dollar terms, and for the entire fiscal year, the decline reached 57%. As a result, the market capitalization of the Bolsa declined from approximately $106 billion at the end of July to almost $90 billion at the end of October.

 The Fund's performance was significantly affected by the declines in the value of the Peso and in the level of the Bolsa index. Adjusted by the recent transferable rights offering, the Fund's NAV and price per share declined by 56% and 58%, respectively, during this 1995 fiscal year. At the end of this period, the price of Fund shares on the NYSE closed at $12.25 and the NAV at $13.80, representing a discount of 11.2%.

 Fund shares continue registering high levels of liquidity on the NYSE. The total volume of Fund shares traded on all US consolidated markets during this 1995 fiscal year amounted to 117.6 million, compared with 37.3 million out-standing until October 30, 1995.

 A dividend of 2.930 cents per share is payable on January 31, 1996, to share-holders of record on December 28, 1995. This dividend is comprised of net in-vestment income and subject to applicable Mexican withholding taxes (see be-low). Non-US shareholders generally also will be subject to a US withholding tax at a maximum rate of 30%. This distribution is reportable by US taxpayers on their US Federal income tax returns. For 1995, the Fund's total net invest-ment income distributed was 2.930 cents per share, 2.7 cents of which the Fund designates as foreign source income from Mexico. This designation will assist shareholders who need to claim a foreign tax credit against their US Federal income tax for the Mexican taxes withheld from their dividends.

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

 Pursuant to rulings of the Mexican Government applicable to the Fund since its inception, 1.475 cents per share of the dividend payable by the Fund on January 31, 1996, will be withheld in payment of Mexican taxes. The percentage of the forthcoming dividend to be withheld in payment of such taxes is higher than the percentage applicable to prior dividends paid by the Fund. This, how-ever, is attributable to the manner in which the tax is imposed and computed under the rulings and is not indicative of a higher statutory rate of tax be-ing imposed by the Mexican Government. U.S. shareholders may be eligible to claim a deduction or credit on their 1995 Federal income tax returns for all or a portion of the amount of Mexican taxes withheld from their dividends; de-pending on the circumstances, shareholders may wish to consult their tax advi-sors about their deductions and tax credits.

DIVIDEND REINVESTMENT PLAN

 The Fund's Dividend Reinvestment Plan ("Plan") was amended by the Board of Directors at the December 7, 1994 Board Meeting. This new Plan became effec-tive April 1, 1995. A brochure describing the Plan is enclosed with this mail-ing of the Annual Report to Shareholders. UNDER THE TERMS OF THE AMENDED PLAN, FUND SHAREHOLDERS ARE AUTOMATICALLY ENROLLED AS PARTICIPANTS IN THE PLAN. IF YOU DO NOT WISH TO PARTICIPATE IN THE PLAN, PLEASE COMPLETE THE CARD LOCATED IN THE PLAN BROCHURE (ENCLOSED) IN ACCORDANCE WITH THE INSTRUCTIONS ON THE CARD. The Plan provides a convenient way to increase your holdings in the Fund's common stock through the reinvestment of net investment income and cap-ital gains distributions. If you have any questions concerning the Plan, please review the Plan brochure or contact the Plan Agent:
 American Stock Transfer & Trust Company
 40 Wall Street
 New York, NY 10005
 Attention: Dividend Reinvestment Department
 (212) 936-5100

ANNUAL SHAREHOLDERS MEETING

 The Fund's Annual Meeting of Shareholders will be held on February 27, 1996 at 2:00 p.m. at the Omni Berkshire Place Hotel, 21 East 52nd Street, New York, NY 10021. Accompanying this Report, you will find the corresponding proxy ma-terials. We encourage all Fund shareholders who do not plan to attend the meeting to vote by proxy and in this way help reduce the expenses of solicita-tion.

COMMUNICATIONS WITH SHAREHOLDERS

 The Adviser distributes, free of charge, a Monthly Summary Report with infor-mation relating to the Fund, as well as other indicators of the Mexican econ-omy and the Bolsa. If you are interested in receiving a copy of this Report, please request that your name be included on the mailing list by writing to the Adviser at:
 Impulsora del Fondo Mexico, S.A. de C.V.
 77 Aristoteles St., 3rd Floor
 11560, Mexico, D.F.
 MEXICO

 The Fund has made arrangements to improve communications with the Fund's shareholders and the investing public through a liaison office in New York City. Upon request, this office will be pleased to provide you with the Fund's current NAV, quarterly reports and other materials available from the Fund. They will also be able to direct your inquiries regarding other Fund matters to the appropriate firms or individuals.

 Please refer your information requests to:

 GEORGESON & COMPANY INC.
 Wall Street Plaza
 New York, NY 10005
 (800) 224-4134

/s/ Jose Luis Gomez Pimienta    /s/ Juan Gallardo T.

JOSE LUIS GOMEZ                 JUAN GALLARDO T.
PIMIENTA                        Chairman of the Board
President
December 21, 1995

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                             NOTICE TO SHAREHOLDERS

   In accordance with Internal Revenue Service requirements, the entire amount of the Fund's 1994 distributions was reported on the Fund's Forms 1099-DIV for 1994 as taxable dividends; for non-U.S. shareholders, the en-tire amount of these distributions was subject to applicable U.S. tax with-holding.

   The Fund has subsequently determined, also in accordance with IRS re-quirements, that 3.469 cents per share of the ordinary dividends reported on its 1994 Forms 1099-DIV (or subject to U.S. tax withholding) constituted a non-taxable return of capital to shareholders (except to shareholders, if any, whose tax basis in their Fund shares was zero). Shareholders who paid tax on this entire amount or who were subject to U.S. tax withholding on that entire amount may be eligible for a refund of tax paid on the portion of the dividend that has now been classified as a return of capital. Be-cause of the relatively small amounts of tax involved, many shareholders may decide not to pursue these refunds but the foregoing information will assist those who decide to file a refund claim.

   Please note that this situation is attributable to the U.S. tax law re-quirements applicable to the Fund and not to errors made by the Fund.


                            SHAREHOLDER INFORMATION

   Weekly comparative NAV and market price information about Mexico Fund shares is published each Monday in The Wall Street Journal, The New York Times, and other newspapers in a table called "Closed-End Funds". Daily market prices for the Fund's shares are published in the New York Stock Ex-change Composite Transactions section of newspapers under the designations "MexFd" or "MexicoFd". The Fund's New York Stock Exchange trading symbol is MXF. The Fund's shares are also listed and traded on the Third Section ("Freiverkehr") of the Stuttgart Stock Exchange.

   For current NAV information or copies of reports, call (800) 224-4134. For information about dividends and shareholder accounts, call Shareholder Services (212) 936-5100.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Shareholders of The Mexico Fund, Inc.:

  We have audited the accompanying statement of assets and liabilities of The Mexico Fund, Inc. (a Maryland corporation), including the schedule of investments, as of October 31, 1995, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period ended October 31, 1995, the five months in the period ended October 31, 1991 and the year ended May 31, 1991. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of

October 31, 1995, by correspondence with the custodians and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Mexico Fund, Inc. as of October 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period ended October 31, 1995, the five months in the period ended October 31, 1991, and the year ended May 31, 1991, in conformity with generally accepted accounting principles.

                                                             ARTHUR ANDERSEN LLP

New York, New York
November 24, 1995

--------------------------------------------------------------------------------
THE MEXICO FUND, INC.
SCHEDULE OF INVESTMENTS AS OF OCTOBER 31, 1995
--------------------------------------------------------------------------------

                                                                              PERCENT
                  SHARES                                            VALUE     OF NET
 INDUSTRIES        HELD          COMMON STOCK (77.30%)    SERIES   (NOTE 1)   ASSETS
-------------------------------------------------------------------------------------
 CEMENT          5,250,043     Apasco, S.A. de C.V. ...      *   $ 19,183,273   2.80%
 INDUSTRY       11,621,958     Cemex, S.A. ............      A     34,167,873   4.98
                 4,400,500     Tolmex, S.A de C.V. ....     B2     16,479,543   2.40
                                                                 ------------  -----
                                                                   69,830,689  10.18
-------------------------------------------------------------------------------------
                               Grupo Televisa, S.A. de
 COMMUNICATIONS  1,268,200      C.V....................    CPO     10,990,001   1.60
                 1,336,000 (a) Iusacell, S.A. de C.V. .      D      1,346,661   0.20
                               Telefonos de Mexico,
                10,000,000      S.A. de C.V. ..........     *A     13,663,727   1.99
                               Telefonos de Mexico,
                13,095,000      S.A. de C.V. ..........     *L     18,002,646   2.62
                                                                 ------------  -----
                                                                   44,003,035   6.41
-------------------------------------------------------------------------------------
                               Empresas ICA, Sociedad
                                Controladora, S.A. de
 CONSTRUCTION      841,332      C.V....................      *      8,115,326   1.18
-------------------------------------------------------------------------------------
                               Coca-Cola Femsa, S.A. de
 CONSUMER        3,430,000      C.V. ..................      L      6,165,645   0.90
                               Fomento Economico
                                Mexicano, S.A. de
 GOODS           7,838,000      C.V. ..................      B     16,196,119   2.36
                               Grupo Industrial Bimbo,
                 6,958,474      S.A. de C.V. ..........      A     26,302,506   3.83
                               Grupo Industrial Maseca,
                23,016,000      S.A. de C.V. ..........      B     14,306,459   2.09
                               Grupo Modelo, S.A. de
                 6,086,000      C.V. ..................      C     23,089,822   3.37
                               Jugos del Valle, S.A. de
                   720,000 (a)  C.V. ..................      B      1,247,879   0.18
                               Sistema Argos, S.A. de
                 1,275,000      C.V. ..................      A        615,813   0.09
                               Sistema Argos, S.A. de
                 5,040,000      C.V. ..................      B      2,384,880   0.35
                                                                 ------------  -----
                                                                   90,309,123  13.17
-------------------------------------------------------------------------------------
                               Grupo Financiero Banamex
 FINANCIAL       5,778,450      Accival, S.A. de C.V. .      B      9,869,395   1.44
                               Grupo Financiero Banamex
 GROUPS            288,922      Accival, S.A. de C.V. .      L        473,245   0.07
                               Grupo Financiero
                17,000,009 (a)  Bancomer, S.A de C.V. .      B      4,379,115   0.64
                               Grupo Financiero
                   555,556 (a)  Bancomer, S.A de C.V. .      L        128,331   0.02
                               Grupo Financiero GBM
                                Atlantico, S.A. de
                   366,000 (a)  C.V. ..................      B        395,565   0.06
                               Grupo Financiero
                 3,112,675      Inbursa, S.A de C.V. ..      B      8,410,280   1.23
                               Grupo Financiero
                                Inverlat, S.A. de
                 1,412,500 (a)  C.V. ..................      B        351,988   0.05
                               Grupo Financiero
                                InverMexico, S.A. de
                 4,523,000      C.V. ..................    BCP      1,393,056   0.20
                               Grupo Financiero
                                InverMexico, S.A. de
                   452,300      C.V. ..................    LCP        139,306   0.02
                               Grupo Financiero Serfin,
                 1,663,283 (a)  S.A. de C.V. ..........     B4      1,071,133   0.16
                               Grupo Financiero Serfin,
                 2,507,941 (a)  S.A. de C.V. ..........    BCP      1,615,082   0.23
                                                                 ------------  -----
                                                                   28,226,496   4.12
-------------------------------------------------------------------------------------
 HOLDINGS        2,390,000     Alfa, S.A. de C.V. .....     *A     27,269,355   3.98
                 4,006,284 (a) Cydsa, S.A. ............      A     10,151,721   1.48
                 1,789,190 (a) Desc, S.A. de C.V. .....      A      5,510,595   0.80
                 3,339,190 (a) Desc, S.A. de C.V. .....      B     10,705,229   1.56
                   178,919 (a) Desc, S.A. de C.V. .....      C        556,069   0.08
                               Grupo Carso, S.A. de
                 6,975,994 (a)  C.V. ..................     A1     36,427,912   5.31
                               Grupo Continental,
                 2,538,000      S.A. ..................    *CP      6,296,144   0.92
                               Grupo Sidek, S.A. de
                 5,715,834 (a)  C.V. ..................      A      2,560,642   0.37
                 3,998,237     Vitro, S.A. ............      *      8,754,365   1.28
                                                                 ------------  -----
                                                                  108,232,032  15.78
-------------------------------------------------------------------------------------
                               Altos Hornos de Mexico,
 IRON &            691,000 (a)  S.A. de C.V. ..........      *      3,676,046   0.54
 STEEL INDUSTRY  4,050,000 (a) Hylsamex, S.A. de C.V. .    BCP     11,453,171   1.67
                               Grupo Simec, S.A. de
                 4,000,000 (a)  C.V. ..................      B      1,315,974   0.19
                                                                 ------------  -----
                                                                   16,445,191   2.40
-------------------------------------------------------------------------------------
                               Grupo Industrial Minera
 MINING          7,200,000 (a)  Mexico, S.A. de C.V. ..      B     29,987,400   4.37
                               Industrias Penoles, S.A
 INDUSTRY        3,619,000      de C.V. ...............      *     13,578,216   1.98
                                                                 ------------  -----
                                                                   43,565,616   6.35
-------------------------------------------------------------------------------------
                               Kimberly-Clark de
 PAPER           4,258,400      Mexico, S.A. de C.V. ..      A     55,443,259   8.08
-------------------------------------------------------------------------------------

-------------------------------------------------------------------------------
THE MEXICO FUND, INC.
SCHEDULE OF INVESTMENTS AS OF OCTOBER 31, 1995 -- (CONTINUED)
-------------------------------------------------------------------------------

                                                                                 PERCENT
                   SHARES                                             VALUE      OF NET
 INDUSTRIES         HELD         COMMON STOCK (CONTINUED)   SERIES   (NOTE 1)    ASSETS
----------------------------------------------------------------------------------------
 RETAIL TRADE     39,698,422     Cifra, S.A. de C.V. ....      B   $ 42,127,123    6.14%
                  16,232,807     Cifra, S.A. de C.V. ....      C     16,498,695    2.41
                                 Controladora Comercial
                                  Mexicana, S.A. de
                  11,000,000 (a)  C.V. ..................      B      6,313,874    0.92
                                                                   ------------  ------
                                                                     64,939,692    9.47
----------------------------------------------------------------------------------------
                                 Videoprima, S.A. de
 SERVICE             256,700 (a)  C.V. ..................      *      1,078,119    0.16
----------------------------------------------------------------------------------------
                                 TOTAL COMMON STOCK
                                  (Cost -- $427,966,233).           530,188,578   77.30%
----------------------------------------------------------------------------------------
                                                                                 PERCENT
                    FACE           SHORT-TERM SECURITIES              VALUE      OF NET
 SECURITIES        VALUE                  (23.84%)                   (NOTE 1)    ASSETS
----------------------------------------------------------------------------------------
                                 Bancomer, S.A., 44.25%
 TIME DEPOSITS  $ 23,831,955      due 11/01/95...........          $ 23,831,955    3.47%
                 139,698,344     American Stock Transfer
                                  & Trust Co.,
                                  5.25% due 11/01/95.....           139,698,344   20.37
----------------------------------------------------------------------------------------
                                 TOTAL SHORT-TERM
                                  SECURITIES (Cost --
                                   $163,530,299).........           163,530,299   23.84%
----------------------------------------------------------------------------------------
                                 TOTAL INVESTMENTS
                                  (Cost -- $591,496,532).           693,718,877  101.14
                                 LIABILITIES IN EXCESS OF
                                  OTHER ASSETS...........            (7,822,569)  (1.14)
                                                                   ------------  ------
                                 NET ASSETS (Equivalent
                                  to $13.80 Per Share
                                  on 49,715,907 Shares of
                                  Capital Stock
                                  Outstanding)...........          $685,896,308  100.00%
                                                                   ------------  ------

(a) Shares of these securities are currently non-income producing. Equity investments that have not paid dividends within the last twelve months are considered to be non-income producing.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE MEXICO FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES AS OF OCTOBER 31, 1995
--------------------------------------------------------------------------------

ASSETS:
Investments:
 Mexican securities, at value (Note 1):
 Common stock (cost -- $427,966,233) ................  $530,188,578
 Short-term securities (cost -- $163,530,299)........   163,530,299
                                                       ------------
  Total investments (cost -- $591,496,532)...........               $693,718,877
Receivables from securities sold.....................                  1,094,086
Interest receivable..................................                     29,294
Prepaid Mexican withholding taxes (Note 1)...........                    748,473
                                                                    ------------
  Total assets.......................................                695,590,730
                                                                    ------------
LIABILITIES:
Payables:
 Investment adviser (Note 2).........................       492,476
 Trustee (Note 3)....................................         8,050
                                                       ------------
  Total payables.....................................                    500,526
Accrued expenses and other liabilities...............                    636,193
Payables for securities purchased....................                  2,994,265
Payables for offering expenses.......................                  5,563,438
                                                                    ------------
  Total liabilities..................................                  9,694,422
                                                                    ------------
NET ASSETS -- Equivalent to $13.80 Per Share on
 49,715,907 shares of capital stock outstanding (Note
 5)..................................................               $685,896,308
                                                                    ============

See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE MEXICO FUND, INC.
STATEMENT OF OPERATIONS                      FOR THE YEAR ENDED OCTOBER 31, 1995
--------------------------------------------------------------------------------

NET INVESTMENT INCOME:
Income (Note 1):
 Dividends......................................  $   7,217,772
 Interest and discount earned...................     22,480,514
                                                  -------------
 Total income...................................                 $  29,698,286
Expenses:
 Investment advisory fee (Note 2)...............      4,845,926
 Administrative services (Note 3)...............        350,000
 Trustee fee (Note 3)...........................        332,286
 Value-added taxes (Note 1).....................        728,473
 Printing, distribution and mailing of
  shareholder reports...........................        452,522
 Legal fees expense ............................        221,296
 Directors' fees................................        129,213
 Directors' expenses............................         21,407
 Accounting and audit fees expense..............        106,358
 Custodian fees.................................         42,059
 Transfer agent and dividend disbursing fees....         21,295
 Shareholders' information......................        104,755
 Stock exchange fees............................         32,878
 Miscellaneous..................................        339,588
                                                  -------------
 Operating expenses.............................                     7,728,056
                                                                 -------------
 Net investment income (Note 1).................                    21,970,230
                                                                 -------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS AND FOREIGN CURRENCY:
Realized loss on investments and foreign
 currency transactions (Notes 1 and 4):
 Proceeds from sales............................     67,426,154
 Cost of securities sold........................     89,298,847
                                                  -------------
 Net realized loss on investments...............    (21,872,693)
 Net realized loss from foreign currency
  transactions..................................    (23,843,637)
                                                  -------------
 Net realized loss on investments and foreign
  currency transactions.........................                   (45,716,330)
Unrealized gain (loss) on investments and
 translation of assets and liabilities in
 foreign currency:
 End of period (Note 4).........................    102,222,345
 Beginning of period............................    768,476,598
                                                  -------------
 Net decrease in unrealized gain on investments.   (666,254,253)
 Net unrealized loss on translation of assets
  and liabilities in foreign currency...........     (3,745,787)
                                                  -------------
 Net unrealized loss on investments and
  translation of assets and liabilities in
  foreign currency..............................                  (670,000,040)
                                                                 -------------
NET DECREASE IN NET ASSETS RESULTING FROM
 OPERATIONS.....................................                 $(693,746,140)
                                                                 =============

See Notes to Financial Statements.

-------------------------------------------------------------------------------
THE MEXICO FUND, INC.
STATEMENT OF CHANGES IN NET ASSETS

                                                                 FOR THE
                                              FOR THE           YEAR ENDED
                                             YEAR ENDED        OCTOBER 31,
                                          OCTOBER 31, 1995         1994
-------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS (NOTE
 1):
FROM OPERATIONS
Net investment income...................   $   21,970,230     $    7,802,447
Net realized gain on investments........              --           3,366,474
Net increase in unrealized gain on
 investments............................              --         179,706,642
Net unrealized loss on translation of
 currency...............................              --            (798,451)
Net realized loss on investments and
 foreign currency transactions..........      (45,716,330)               --
Net unrealized loss on investments and
 translation of assets and liabilities
 in foreign currency....................     (670,000,040)               --
                                           --------------     --------------
Net (decrease) increase in net assets
 resulting from operations..............     (693,746,140)       190,077,112
Dividends to shareholders from net
 investment income......................         (257,221)       (10,371,335)
Dividends to shareholders from net
 realized gain on investments...........         (517,898)        (8,557,365)
Tax return of capital (Note 1)..........       (1,726,529)               --
Net increase in capital stock (Note 5)..      134,050,437            997,214
                                           --------------     --------------
 Total (decrease) increase in net
  assets................................     (562,197,351)       172,145,626
NET ASSETS:
Beginning of period.....................    1,248,093,659      1,075,948,033
                                           --------------     --------------
End of period...........................   $  685,896,308 (A) $1,248,093,659 (A)
                                           ==============     ==============

See Notes to Financial Statements.
(A) Including undistributed net investment income and net realized gain on investments of $0 and $0(B), respectively, as of October 31, 1995 and undistributed net investment income and net realized gain on investments of $0 and $4,661,132(B), respectively, as of October 31, 1994.
(B) Including $4,143,234 of capital gains, net of income taxes paid in 1991, which will not be distributed.

--------------------------------------------------------------------------------

                                                                            FOR THE
                                                                          FIVE MONTHS
                                 FOR THE YEAR ENDED OCTOBER 31,              ENDED     FOR THE YEAR
THE MEXICO FUND, INC.    ----------------------------------------------   OCTOBER 31,  ENDED MAY 31,
FINANCIAL HIGHLIGHTS       1995         1994         1993        1992        1991          1991
----------------------------------------------------------------------------------------------------
PER SHARE OPERATING
 PERFORMANCE:
Net asset value,
 beginning of period.... $  33.48**  $    28.88** $    24.91** $  25.60**  $  24.07      $  15.38
                         --------    ----------   ----------   --------    --------      --------
 Net investment income
  (loss) (Note 1).......     0.59**        0.21**       0.58**     0.50**     (0.02)         0.45
 Net gain (loss) on
  investments and
  translation of foreign
  currency (Note 1).....   (19.21)**       4.89**       8.77**     3.85**      1.81          8.60
                         --------    ----------   ----------   --------    --------      --------
Total from investments
 operations.............   (18.62)**       5.10**       9.35**     4.35**      1.79          9.05
                         --------    ----------   ----------   --------    --------      --------
Less dividends and
 distributions:
 Dividends to common
  shareholders from net
  investment income.....    (0.00)        (0.27)       (0.49)     (0.48)      (0.26)        (0.36)
 Distributions to common
  shareholders from net
  capital gains.........    (0.01)        (0.23)       (2.48)     (1.03)        --            --
                         --------    ----------   ----------   --------    --------      --------
 Total dividends and
  distributions.........    (0.01)        (0.50)       (2.97)     (1.51)      (0.26)        (0.36)
                         --------    ----------   ----------   --------    --------      --------
 Tax return of capital..    (0.05)          --           --         --          --            --
                         --------    ----------   ----------   --------    --------      --------
 Capital charge
  resulting from
  issuance of fund
  shares................    (1.00)          --         (2.41)     (3.53)        --            --
                         --------    ----------   ----------   --------    --------      --------
 Net asset value, end of
  period................ $  13.80    $    33.48   $    28.88   $  24.91    $  25.60      $  24.07
                         ========    ==========   ==========   ========    ========      ========
 Market value per share,
  end of period......... $  12.25    $    31.38   $    27.00   $  23.25    $  22.88      $  23.50
                         ========    ==========   ==========   ========    ========      ========
TOTAL INVESTMENT RETURN
 BASED ON MARKET VALUE
 PER SHARE..............  (60.79%)       15.39%       27.41%      8.12%      (1.52%)       63.08%
RATIOS TO AVERAGE NET
 ASSETS
 Expenses...............    1.14%         0.92%        1.08%      1.08%       1.25%*        1.37%
 Net investment income
  (loss)................    3.24%         0.63%        2.27%      1.89%      (0.23%)*       2.75%
SUPPLEMENTAL DATA:
 Net assets at end of
  period (in 000's)..... $685,896    $1,248,094   $1,075,948   $654,917    $504,849      $474,667
 Portfolio turnover
  rate..................   10.61%         3.89%        5.14%     15.59%       3.34%*       12.53%

--------
 *Annualized
**Amounts were computed based on average shares outstanding during the period. See Notes to Financial Statements.

--------------------------------------------------------------------------------
SELECTED QUARTERLY FINANCIAL DATA (UNAUDITED)
--------------------------------------------------------------------------------

                                           (AMOUNTS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)
                  -------------------------------------------------------------------------------------------------------------
                  QUARTER ENDED 10/31/1995     QUARTER ENDED 7/31/1995     QUARTER ENDED 4/30/1995     QUARTER ENDED 1/31/1995
                  --------------------------  ---------------------------  --------------------------  ------------------------
                     TOTAL        PER SHARE       TOTAL       PER SHARE       TOTAL       PER SHARE       TOTAL       PER SHARE
                  -------------  -----------  -------------  ------------  ------------  ------------  ------------  ----------
Investment
 Income.........  $       4,482   $     0.09   $      9,911   $     0.27   $      9,731   $     0.26   $      5,574   $     0.15
Net Investment
 Income.........  $       2,366   $     0.05   $      8,102   $     0.22   $      8,151   $     0.21   $      3,351   $     0.09
Net realized
 gain (loss) on
 investments....  $       4,128   $     0.08   $      4,740   $     0.12   $    (30,784)  $    (0.83)  $         43   $      --
Net realized
 loss from
 foreign
 currency
 transactions...  $        (878)  $    (0.02)  $     (3,724)  $    (0.10)  $     (4,039)  $    (0.11)  $    (15,203)  $    (0.41)
Net increase
 (decrease) in
 unrealized gain
 on investments.  $    (104,340)  $    (2.10)  $     77,535   $     2.08   $     25,997   $     0.70      $(665,446)  $   (17.85)
Net unrealized
 gain (loss) on
 translation of
 assets and
 liabilities in
 foreign
 currency.......  $      (3,817)  $    (0.08)  $      2,825   $     0.07   $      3,664   $     0.10   $     (6,418)  $    (0.17)
Net asset value.  $     685,896   $    13.80   $    654,476   $    17.55   $    564,998   $    15.15   $    561,919   $    15.07

--------
See Notes to Financial Statements.

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
THE MEXICO FUND, INC.
NOTES TO FINANCIAL STATEMENTS--
OCTOBER 31, 1995
-------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES:
The Fund is registered under the Investment Company Act of 1940 as a diversi-fied, closed-end management investment company. On July 17, 1991, the Board of Directors voted to change the year-end of the Fund from May 31 to October 31. The following is a summary of significant accounting policies followed by the Fund.

 Valuation of investments -- Investments traded on the Mexican Stock Exchange are valued at the last sale price. Short-term securities are carried at cost, plus accrued interest, which approximates market value.

 Foreign Currency -- The Fund has adopted the provisions of Statement of Posi-tion 93-4, Foreign Currency Accounting and Financial Statement Presentation for Investment Companies ("SOP") effective for the period ended October 31, 1995. The Fund has elected not to restate prior periods. The adoption of this SOP results in the reclassification of net realized gain (loss) from foreign currency transactions, previously included as a component of net investment income, to net realized gain (loss) on investments and foreign currency trans-actions, and the inclusion of unrealized gain (loss) on translation of cur-rency into unrealized appreciation (depreciation) of investments and transla-tion of assets and liabilities in foreign currencies.

 The market value of Mexican securities, currency holdings and other assets and liabilities denominated in New Peso ("NP") were recorded in the financial statements after translation into U.S. dollars based on the open market ex-change rate prevailing in Mexico City at the end of the period. The open mar-ket exchange rate at October 31, 1995 was NP 7.143 to $1.00.

 The identified cost of portfolio holdings is translated at approximate rates prevailing when acquired. Income and expense amounts are translated at approx-imate rates prevailing when earned or incurred.

 As a consequence of the exchange rate policy modification adopted by Banco de Mexico as of December 20, 1994, there has been significant volatility in the New Peso foreign exchange rates and interest rates. The accompanying financial statements reflect the financial condition of the Fund at October 31, 1995 and the results of operations for the year then ended.

 Given the aforementioned conditions and the significant increases in infla-tion rates during this period, the financial condition and results of opera-tion of the Fund during 1996 could vary significantly from that in 1995.

 Reported net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference be-tween the amounts of dividends, interests, and foreign withholding taxes re-corded on the Fund's books, and the U.S. dollar equivalent of the amount actu-ally received or paid.

 Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

 Since the net assets of the Fund are determined based on the currency ex-change rate and market values at the close of each business day, it is not practicable to isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities during the year. Accordingly, the net realized and unrealized gain on investments presented in the accompa-nying financial statements includes the effects of both such changes.

 Security transactions and investment income --Security transactions are re-corded on the date which the transactions are entered into (the trade date). Dividend income is recorded on the ex-dividend date and interest income is re-corded as it is earned.

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

 Realized gains and losses on investments -- Realized gains and losses on in-vestments are determined on the identified cost basis.

 Taxes -- No provision has been made for U.S. income taxes for the year ended October 31, 1995 on net investment company taxable income or net long-term capital gains as defined by the Internal Revenue Code (the "Code"), since the Fund intends to comply with the requirements of the Code applicable to regu-lated investment companies and to distribute substantially all of such income to its shareholders.

 The Fund is not subject to Mexican income taxes. The provision for value-added taxes represents Mexican value-added tax on certain services rendered by Mexican corporations to the Fund. At October 31, 1995, prepaid Mexican with-holding taxes represents income taxes withheld pursuant to Mexican tax law, on behalf of the Fund's shareholders, on receipt of certain dividends and inter-est. Such taxes will be applied to the shareholders upon payment of dividends by the Fund.

 Dividends to shareholders -- Cash dividends are recorded by the Fund on the ex-dividend date. Dividends paid to shareholders are subject to Mexican with-holding taxes.

 A tax return of capital generally occurs when distributions exceed current and accumulated tax earnings and profits. The Fund had no current earnings and profits for the year ended October 31, 1995. This has had the effect of recharacterizing a portion of the Fund's distribution as a tax return of capi-tal.

2. INVESTMENT ADVISORY AGREEMENT:
The Fund has a management contract with Impulsora del Fondo Mexico, S.A. de C.V. (the "Adviser"), a Mexican corporation registered under the U.S. Invest-ment Advisers Act of 1940. The Adviser furnishes investment research and port-folio management services consistent with the Fund's stated investment poli-cies. The Fund pays to the Adviser a monthly fee at the annual rate of 0.85% on the first $200 million of average daily net assets, 0.70% on the excess over $200 million up to $400 million and 0.60% on the excess over $400 mil-lion.

3. TRUST AGREEMENT AND TRUSTEE:
Pursuant to a Trust Agreement which provides for the Fund's assets to be held, invested and reinvested for the benefit of the Fund, a trust was created be-tween the Fiduciary Department of Nacional Financiera, S.N.C. ("NAFIN") and the Series A stockholders of the Adviser. At the closing of the initial offer-ing of the Fund, in June 1981, NAFIN reimbursed the Series A stockholders of the Adviser the amounts each one had contributed to the creation of the trust and they ceased to be parties thereto.

 Effective April 1, 1994, the Fund entered into Administrative Services Agree-ment with the Adviser, which provides for certain administrative services pre-viously performed by NAFIN to be performed by the Adviser, including the de-termination and publication of the net asset value of the Fund, the mainte-nance of the Fund's books and records in accordance with applicable U.S. and Mexican laws and the provision of assistance to the Fund's auditors in the preparation and filing of annual reports and tax returns. The initial term of this agreement runs until August 31, 1996. The annual fee payable to the Ad-viser under this agreement is $350,000.

 Effective May 1, 1994, the Fund amended its agreement with NAFIN, establish-ing a fixed annual fee of $350,000 for the remaining services to be provided by NAFIN.

 At its June 7, 1995 meeting, the Board of Directors approved the appointment of Bancomer, S.A. ("Bancomer"), as the trustee for the Mexican Trust through which the Fund invests. The Fund also obtained the approval of the Comision Nacional Bancaria y de Valores and the Mexican Foreign Investment Commission to permit Bancomer to become the trustee. Under this new arrangement, effec-tive October 5, 1995, Bancomer receives NP$ 600,000 (approximately $84,000) per year for three years, subject to a monthly increase linked to the Mexican Consumer Price Index, monthly cumulative basis. This fee arrangement will re-sult in significantly lower trustee fees to the Fund. In this regard, the Fund entered into a definitive arrangement on October 5, 1995 with Bancomer and

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
NAFIN, the previous trustee, which provided for the succession of Bancomer as the trustee.

4. PURCHASES AND SALES OF INVESTMENTS:
Purchases and sales of investments, excluding short-term securities, for the year ended October 31, 1995 were as follows:

Purchases

--------------------------------------------------------------------------------
Common Stock....................................................... $110,139,341
Fixed Income Securities............................................          --
                                                                    ------------
  Total Purchases.................................................. $110,139,341
                                                                    ============
Proceeds from Investments Sold
--------------------------------------------------------------------------------
Common Stock....................................................... $ 67,426,154
Fixed Income Securities............................................          --
                                                                    ------------
  Total Sales...................................................... $ 67,426,154
                                                                    ============

 As of October 31, 1995, net unrealized gain on investments for Federal income tax purposes aggregated to approximately $102 million, of which approximately $237 million related to appreciated securities and approximately $135 million related to depreciated securities. The aggregate cost of investments at Octo-ber 31, 1995 for Federal income tax purposes was approximately $591 million.

5. CAPITAL STOCK:
On January 27, 1995, the Annual Shareholders Meeting of the Fund approved an increase in the number of authorized shares from 50,000,000 to 150,000,000. At October 31, 1995, there were 150,000,000 shares of $1.00 par value common stock authorized, of which 49,967,732 shares were issued, 49,715,907 shares were outstanding and 251,825 shares were held in treasury.

 Starting with the distribution made to the shareholders on July 30, 1993, the Fund offered a Dividend Reinvestment Plan ("Plan"). Under this Plan the Com-pany sold in fiscal 1995 4,571 shares of common stock held in treasury which amounted to $89,706.

 The Plan was amended by the Board of Directors at the December 7, 1994 Board Meeting. The new Plan became effective April 1, 1995. Under the terms of the amended Plan, Fund shareholders automatically will be enrolled as participants in the Plan unless they notify the Fund otherwise.

 On October 13, 1995, the Company issued rights to subscribe to an aggregate of 12,428,977 shares of common stock. The Company issued all of the common stock offered, and received net proceeds of $133,960,731.

 As of October 31, 1995, net assets were comprised of the following:

Common Stock...................................................... $ 49,715,907
Additional paid-in capital........................................  562,178,531
Accumulated net investment loss...................................   (2,130,628)
Accumulated net realized loss on investments and net realized loss from foreign currency transactions..........................  (17,729,459)
Unrealized appreciation of investments and depreciation
 on translation of assets and liabilities in foreign currency.....   93,861,957
                                                                   ------------
                                                                   $685,896,308
                                                                   ============

 Accumulated net realized losses from foreign currency transactions have been netted against undistributed net investment income to be consistent with the tax treatment for distributions from net investment income per the Code.

6. CAPITAL GAINS:
Net realized gains from security transactions, if any, are distributed annu-ally to shareholders. Capital loss carryforwards will be used to offset future capital gains available for distribution. The Fund had net capital loss carryforwards at October 31, 1995, of approximately $21,870,000 expiring in 2003.

--------------------------------------------------------------------------------
THE MEXICO FUND, INC.
--------------------------------------------------------------------------------

  DIRECTORS:
  Juan Gallardo T. -- Chairman
  Philip Caldwell
  Ernesto Fernandez Hurtado
  Jose Luis Gomez Pimienta
  Claudio X. Gonzalez
  Robert L. Knauss
  Agustin Santamarina V.

  OFFICERS:
  Jose Luis Gomez Pimienta -- President
  Samuel Garcia-Cuellar -- Secretary
  Allan S. Mostoff -- Assistant Secretary
  Sander M. Bieber -- Assistant Secretary
  Carlos H. Woodworth -- Treasurer

  INVESTMENT ADVISER --
  Impulsora del Fondo Mexico, S.A. de C.V.

  CUSTODIANS --
  S.D. Indeval, S.A. de C.V.
  Bancomer, S.A.

  TRANSFER AGENT AND REGISTRAR --
  American Stock Transfer & Trust Company

  COUNSEL --
  Dechert Price & Rhoads
  Creel, Garcia-Cuellar y Muggenburg, S.C.

  AUDITORS --
  Arthur Andersen LLP

  This report, including the financial statements herein, is transmitted to shareholders of The Mexico Fund, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report.
--------------------------------------------------------------------------------

                       ---------------------------------
                        ------------------------------
                         ----------------------------

                 [LOGO OF THE MEXICO FUND, INC. APPEARS HERE]


                                   THE MEXICO
                                   FUND, INC.
                            ----------------------
                                 Annual Report
                                October 31, 1995
                         ----------------------------
                        ------------------------------
                       ---------------------------------

--------------------------------------------------------------------------------